SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                 TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
       --------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.
      1)  Title of each class of securities to which transaction applies:

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      2)  Aggregate number of securities to which transaction applies:

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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)  Proposed maximum aggregate value of transaction:

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      5)  Total Fee Paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

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      4)  Date Filed:

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PAGE




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FRANKLIN(R) TEMPLETON(R) INVESTMENTS

                TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of Shareholders scheduled for Wednesday, November 29, 2000 at 3:00 p.m. Eastern time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Directors' recommendations on page 1 of the proxy statement.

We urge you to spend a few minutes reviewing the proposals in the proxy statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R)(1-800/342-5236).

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                         TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.
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PAGE



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FRANKLIN TEMPLETON(R) INVESTMENTS

                TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting ("Meeting") of shareholders of Templeton Vietnam and Southeast Asia Fund, Inc. (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Wednesday, November 29, 2000 at 3:00 p.m. Eastern time.

During the Meeting, shareholders of the Fund will vote on three proposals:

1. The election of four Directors of the Fund to hold office for the terms specified;

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending March 31, 2001; and


3. The transaction of any other business that may properly come before the Meeting.

                                        By order of the Board of Directors,

                                        Barbara J. Green
                                        Secretary


October 18, 2000

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  Many shareholders hold shares in more than one Templeton fund and will receive proxy material for each fund owned. Please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares you own.

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PAGE
                 TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

                                PROXY STATEMENT

- INFORMATION ABOUT VOTING

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on September 1, 2000 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about October 18, 2000.

   ON WHAT ISSUES AM I BEING ASKED TO VOTE?

   You are being asked to vote on three proposals:

   1. The election of four nominees to the position of Director;

   2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending March 31, 2001; and

   3. The transaction of any other business that may properly come before the Meeting.

     HOW DO THE FUND'S DIRECTORS RECOMMEND THAT I VOTE?

     The Directors unanimously recommend that you vote:

   1. FOR the election of the four nominees;

   2. FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund; and

   3. FOR the proxyholders to have discretion to vote on any other business that may properly come before the Meeting.

     HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.

                                       1
PAGE

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 3, your shares will be voted IN FAVOR of the nominees for Director (Proposal 1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal 2), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that may properly come before the Meeting (Proposal 3).

   CAN I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

- THE PROPOSALS

   PROPOSAL 1: ELECTION OF DIRECTORS

   HOW ARE NOMINEES SELECTED?

   The Board of Directors of the Fund (the "Board") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin, all of whom are independent directors. The Committee is responsible for the selection and nomination for appointment of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

   WHO ARE THE NOMINEES AND DIRECTORS?

   The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of four Directors are expiring. Harris J. Ashton, Nicholas F. Brady,
   S. Joseph Fortunato and Edith E. Holiday have been nominated for three-year terms, set to expire at the 2003 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other investment companies in the Franklin(R) funds and/or Templeton(R) funds (collectively, the "Franklin Templeton funds").


                                       2
PAGE

   Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 16%, respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, Vice President of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, the Chairman of the Board and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund. There are no family relationships among any of the Directors or nominees for Director.

   Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Directors.


                                       3
PAGE

   Listed below, for each nominee and current Director, is a brief description of recent professional experience, and ownership of shares of the Fund and shares of the Franklin Templeton funds.

                                                                      SHARES
                                           FUND SHARES             BENEFICIALLY
                                        BENEFICIALLY OWNED           OWNED IN
                                         AND % OF TOTAL             FRANKLIN
                                        OUTSTANDING SHARES       TEMPLETON FUNDS
      NAME, PRINCIPAL OCCUPATION          AS OF SEPTEMBER 30,     (INCLUDING THE FUND)
    DURING PAST FIVE YEARS AND AGE                2000            AS OF JUNE 30, 2000
-----------------------------------      ---------------------   ---------------------
NOMINEES TO SERVE UNTIL 2003 ANNUAL MEETING OF SHAREHOLDERS:

HARRIS J. ASHTON                                500(**)             1,246,723
DIRECTOR SINCE 1994

Director, RBC Holdings, Inc. (bank
holding company) and Bar-S Foods (meat
packing company); director or trustee,
as the case may be, of 48 of the
investment companies in Franklin
Templeton Investments; and FORMERLY,
President, Chief Executive Officer and
Chairman of the Board, General Host
Corporation (nursery and craft centers)
(until 1998). Age 68.

NICHOLAS F. BRADY*                            1,000(**)                60,602
DIRECTOR SINCE 1994

Chairman, Templeton Emerging Markets
Investment Trust PLC, Templeton Latin
America Investment Trust PLC, Darby
Overseas Investments, Ltd. and Darby
Emerging Markets Investments LDC (investment firms) (1994-present); Director, Templeton
Global Strategy Funds, Amerada Hess
Corporation (exploration and refining of oil and gas), C2, Inc. (operating and investment business), and H.J. Heinz
Company (processed foods and allied
products); director or trustee, as the
case may be, of 18 of the investment
companies in Franklin Templeton
Investments; and FORMERLY, Secretary
of the United States Department of the
Treasury (1988-1993), Chairman of the
Board, Dillon, Read & Co., Inc. (invest-ment banking) (until 1988) and U.S.
Senator, New Jersey (April 1982-December
1982). Age 70.

S. JOSEPH FORTUNATO                             100(**)               644,201
DIRECTOR SINCE 1994

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 50 of the investment companies in Franklin Templeton Investments.
Age 68.

                                       4
PAGE

                                                                      SHARES
                                           FUND SHARES             BENEFICIALLY
                                        BENEFICIALLY OWNED           OWNED IN
                                         AND % OF TOTAL           FRANKLIN TEMPLETON
                                        OUTSTANDING SHARES       FUNDS (INCLUDING THE
      NAME, PRINCIPAL OCCUPATION          AS OF SEPTEMBER 30,       FUND) AS OF
    DURING PAST FIVE YEARS AND AGE                2000              JUNE 30, 2000
-----------------------------------      ---------------------   ---------------------
EDITH E. HOLIDAY                             100(**)                      18,195
DIRECTOR SINCE 1996

Director, Amerada Hess Corporation
(exploration and refining of oil and
gas) (1993-present), Hercules
Incorporated (chemicals, fibers and
resins) (1993-present), Beverly
Enterprises, Inc. (health care) (1995-
present), H.J. Heinz Company (pro-
cessed foods and allied products) (1994-present) and RTI International Metals,
Inc. (manufacture and distribution of
titanium) (1999-present); director or
trustee, as the case may be, of 27 of
the investment companies in Franklin
Templeton Investments and FORMERLY,
Assistant to the President of the United
States and Secretary of the Cabinet
(1990-1993), General Counsel to the
United States Treasury Department
(1989-1990), and Counselor to the Secretary and Assistant Secretary for Public
Affairs and Public Liaison--United
States Treasury Department (1988-1989).
Age 48.

DIRECTORS SERVING UNTIL 2002 ANNUAL MEETING OF SHAREHOLDERS:

MARTIN L. FLANAGAN*                           312(**)                      13,203
DIRECTOR AND VICE PRESIDENT SINCE 1994

President, Member--Office of the President,
Chief Financial Officer and Chief Operating
Officer, Franklin Resources, Inc.; Executive
Vice President and Director, Franklin/Templeton
Investor Services, Inc.; President and Chief
Financial Officer, Franklin Mutual Advisers,
LLC; Executive Vice President, Chief Financial
Officer and Director, Templeton Worldwide,
Inc.; Executive Vice President, Chief Operating
Officer and Director, Templeton Investment
Counsel, Inc.; Executive Vice President, Franklin
Advisers, Inc. and Franklin Investment Advisory
Services, Inc.; Chief Financial Officer, Franklin
Advisory Services, LLC; Chairman and Director,
Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin
Templeton Investments. Age 40.

                                       5
PAGE

                                                                      SHARES
                                           FUND SHARES             BENEFICIALLY
                                        BENEFICIALLY OWNED           OWNED IN
                                        AND % OF TOTAL             FRANKLIN
                                        OUTSTANDING SHARES       TEMPLETON FUND
 NAME, PRINCIPAL OCCUPATION            AS OF SEPTEMBER 30,     (INCLUDING THE FUND)
DURING PAST FIVE YEARS AND AGE                2000            AS OF JUNE 30, 2000
-----------------------------------   ---------------------   ---------------------
ANDREW H. HINES, JR.                            0                     58,879
DIRECTOR SINCE 1994

Consultant, Triangle Consulting Group;
Executive-in-Residence, Eckerd College
(1991-Present); director or trustee,
as the case may be, of 19 of the
investment companies in Franklin
Templeton Investments; and FORMERLY,
Chairman and Director, Precise Power
Corporation (1990-1997), Director,
Checkers Drive-In Restaurant, Inc.
(1994-1997), and Chairman of the
Board and Chief Executive Officer,
Florida Progress Corporation (holding
company in the energy area) (1982-1990)
and director of various of its
subsidiaries. Age 77.

CHARLES B. JOHNSON*                         1,312(**)             22,617,159
CHAIRMAN SINCE 1995 AND VICE

President since 1994 Chairman of the
Board, Chief Executive Officer, Member-
Office of the Chairman and Director,
Franklin Resources, Inc.; Chairman of
the Board and Director, Franklin
Investment Advisory Services, Inc.;
Vice President, Franklin Templeton
Distributors, Inc.; Director, Franklin/
Templeton Investor Services, Inc. and
Franklin Templeton Services, Inc.;
officer and/or director or trustee, as
the case may be, of most of the other
subsidiaries of Franklin Resources, Inc.
and of 49 of the investment companies in Franklin Templeton Investments. Age 67.

DIRECTORS SERVING UNTIL 2001 ANNUAL MEETING OF SHAREHOLDERS:

HARMON E. BURNS*                                0                    599,203
DIRECTOR SINCE 1994 AND VICE PRESIDENT
SINCE 1996

Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.;
Executive Vice President and Director,
Franklin Templeton Distributors, Inc.;
Executive Vice President, Franklin Advisers,
Inc.; Director, Franklin Investment Advisory
Services, Inc., Franklin/Templeton Investor
Services, Inc. and Franklin Templeton Services,
Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin
Templeton Investments. Age 55.

                                       6
PAGE

                                                                      SHARES
                                            FUND SHARES             BENEFICIALLY
                                         BENEFICIALLY OWNED           OWNED IN
                                         AND % OF TOTAL             FRANKLIN
                                        OUTSTANDING SHARES       TEMPLETON FUNDS
 NAME, PRINCIPAL OCCUPATION             AS OF SEPTEMBER 30,     (INCLUDING THE FUND)
 DURING PAST FIVE YEARS AND AGE                2000            AS OF JUNE 30, 2000
-----------------------------------    ---------------------   ---------------------
 JOHN WM. GALBRAITH                          1,047(**)             3,198,310
 DIRECTOR SINCE 1995

President, Galbraith Properties, Inc.
(personal investment company); Director
Emeritus, Gulf West Banks, Inc. (bank
holding company) (1995-present); director or trustee, as the case may be, of 18 of the investment companies in Franklin
Templeton Investments; and FORMERLY,
Director, Mercantile Bank (1991-1995),
Vice Chairman, Templeton, Galbraith &
Hansberger Ltd. (1986-1992), and
Chairman, Templeton Funds Management, Inc.
(1974-1991). Age 79.

BETTY P. KRAHMER                                500(**)               141,995
DIRECTOR SINCE 1994

Director or trustee of various civic
associations; director or trustee, as the case may be, of 18 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Economic Analyst, U.S.
government. Age 71.

GORDON S. MACKLIN                             2,000(**)               301,534
DIRECTOR SINCE 1994

Director, Martek Biosciences Corporation,
WorldCom, Inc. (communications services),
MedImmune, Inc. (biotechnology), Overstock.com
(internet services), White Mountains Insurance
Group, Ltd. (holding company) and Spacehab, Inc.
(aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht
& Quist Group (investment banking) (until 1992), and President, National Association of Securities
Dealers, Inc. (until 1987). Age 72.

FRED R. MILLSAPS                                0                 1,846,295
DIRECTOR SINCE 1994

Manager of personal investments (1978-
present); director of various business and nonprofit organizations; director or trustee, as the case may be, of 19 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chairman and Chief
Executive Officer, Landmark Banking Corporation
(1969-1978), Financial Vice President, Florida
Power and Light (1965-1969), and Vice President,
Federal Reserve Bank of Atlanta (1958-1965). Age 71.

                                       7
PAGE

  ------------------------
   * Nicholas F. Brady, Harmon E. Burns, Martin L. Flanagan, and Charles B. Johnson are "interested persons" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is an interested person due to his ownership interest in Resources, his employment affiliation with Resources and his position with the Fund. Messrs. Burns and Flanagan are interested persons due to their employment affiliations with Resources and their positions with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Emerging Markets Investments LDC, which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining nominees and Directors of the Fund are not interested persons of the Fund (the "Independent Directors").
 ** Less than 1%.

   HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

   The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady a fee of $100 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended March 31, 2000, there were five meetings of the Board, four meetings of the Audit Committee, and five meetings of the Nominating and Compensation Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. There was 100% attendance at the meetings of the Audit Committee and the Nominating and Compensation Committee.

   Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from Franklin Templeton funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.


                                       8
PAGE


                                 AGGREGATE         NUMBER OF BOARDS WITHIN
                               COMPENSATION       FRANKLIN TEMPLETON FUNDS        TOTAL COMPENSATION FROM
     NAME OF DIRECTOR         FROM THE FUND*     ON WHICH DIRECTOR SERVES**     FRANKLIN TEMPLETON FUNDS***
--------------------------   ----------------   ----------------------------   ----------------------------
    Harris J. Ashton               $500                  48                        $363,165
    Nicholas F. Brady               500                  18                         138,700
    S. Joseph Fortunato             500                  50                         363,238
    John Wm. Galbraith              507                  18                         144,200
    Andrew H. Hines, Jr.            507                  19                         203,700
    Edith E. Holiday                500                  27                         237,265
    Betty P. Krahmer                500                  18                         138,700
    Gordon S. Macklin               500                  48                         363,165
    Fred R. Millsaps                507                  19                         201,700

     ------------------------
   * Compensation received for the fiscal year ended March 31, 2000.

  ** We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series.

 *** For the calendar year ended December 31, 1999.

   The table above indicates the total fees paid to Directors by the Fund individually and by all of the Franklin Templeton funds. These Directors also serve as directors or trustees of other investment companies in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the Franklin Templeton funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

   Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

                                       9
PAGE

   WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:


       NAME AND OFFICES                               PRINCIPAL OCCUPATION
        WITH THE FUND                            DURING PAST FIVE YEARS AND AGE
-----------------------------   ------------------------------------------------------------
  CHARLES B. JOHNSON            See Proposal 1, "Election of Directors."
  CHAIRMAN SINCE 1995 AND
  VICE PRESIDENT SINCE 1994

  J. MARK MOBIUS                Portfolio Manager of various Templeton advisory affiliates;
  PRESIDENT SINCE 1994          Managing Director, Templeton Asset Management Ltd.;
                                Executive Vice President and Director, Templeton Global
                                Advisors Limited; officer of eight of the investment
                                companies in Franklin Templeton Investments; and FORMERLY,
                                President, International Investment Trust Company Limited
                                (investment manager of Taiwan R.O.C. Fund) (1986-1987)
                                and Director, Vickers da Costa, Hong Kong (1983-1986).
                                Age 64.

  RUPERT H. JOHNSON, JR.        Vice Chairman, Member--Office of the Chairman and
  VICE PRESIDENT SINCE 1996     Director, Franklin Resources, Inc.; Executive Vice President
                                and Director, Franklin Templeton Distributors, Inc.; Director,
                                Franklin Advisers, Inc., Franklin Investment Advisory
                                Services, Inc. and Franklin/Templeton Investor Services, Inc.;
                                Senior Vice President, Franklin Advisory Services, LLC; and
                                officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton
                                Investments. Age 60.

  HARMON E. BURNS               See Proposal 1, "Election of Directors."
  DIRECTOR SINCE 1994 AND
  VICE PRESIDENT SINCE 1996

  CHARLES E. JOHNSON            President, Member--Office of the President and Director,
  VICE PRESIDENT SINCE 1996     Franklin Resources, Inc.; Senior Vice President, Franklin
                                Templeton Distributors, Inc.; President and Director,
                                Templeton Worldwide, Inc. and Franklin Advisers, Inc.;
                                Director, Templeton Investment Counsel, Inc.; President,
                                Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin
                                Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin
                                Templeton Investments. Age 44.

                                       10
PAGE



         NAME AND OFFICES                                 PRINCIPAL OCCUPATION
          WITH THE FUND                              DURING PAST FIVE YEARS AND AGE
---------------------------------   ------------------------------------------------------------
  MARK G. HOLOWESKO                 President, Templeton Global Advisors Limited; Executive
  VICE PRESIDENT SINCE 1994         Vice President and Director, Templeton Worldwide, Inc.;
                                    officer of 18 of the investment companies in Franklin
                                    Templeton Investments; and FORMERLY, Investment
                                    Administrator, RoyWest Trust Corporation (Bahamas)
                                    Limited (1984-1985). Age 40.

  MARTIN L. FLANAGAN                See Proposal 1, "Election of Directors."
  VICE PRESIDENT AND
  DIRECTOR SINCE 1994

  SAMUEL J. FORESTER, JR.           Managing Director, Templeton Worldwide, Inc.; Vice
  VICE PRESIDENT SINCE 1994         President and Director, Templeton Global Income Portfolio,
                                    Ltd.; Director, Closed Joint-Stock Company Templeton and
                                    Templeton Trust Services Pvt. Ltd.; officer of 9 of the
                                    investment companies in Franklin Templeton Investments;
                                    and FORMERLY, President, Templeton Global Bond Managers, a
                                    division of Templeton Investment Counsel, Inc., Founder and
                                    Partner, Forester, Hairston Investment Management, Inc.
                                    (1989-1990), Managing Director (Mid-East Region), Merrill
                                    Lynch, Pierce, Fenner & Smith Inc. (1987-1988), and Advisor
                                    for Saudi Arabian Monetary Agency (1982-1987). Age 52.

  JOHN R. KAY                       Senior Vice President, Franklin Templeton Services, Inc.; Vice
  VICE PRESIDENT SINCE 1994         President, Templeton Worldwide, Inc.; Assistant Vice
                                    President, Franklin Templeton Distributors, Inc.; officer of 23 of the investment companies in Franklin Templeton
                                    Investments; and FORMERLY, Vice President and Controller,
                                    Keystone Group, Inc. Age 60.

  MURRAY L. SIMPSON                 Executive Vice President and General Counsel, Franklin
  VICE PRESIDENT AND ASSISTANT      Resources, Inc.; officer and/or director of some of the
  SECRETARY SINCE FEBRUARY 2000     subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments;
                                    and FORMERLY, Chief Executive Officer and Managing Director,
                                    Templeton Franklin Investment Services (Asia) Limited (until
                                    January 2000) and Director, Templeton Asset Management
                                    Ltd. (until 1999). Age 63.

                                       11
PAGE


           NAME AND OFFICES                                    PRINCIPAL OCCUPATION
             WITH THE FUND                                DURING PAST FIVE YEARS AND AGE
--------------------------------------   -------------------------------------------------------------
  BARBARA J. GREEN                       Vice President and Deputy General Counsel, Franklin
  VICE PRESIDENT SINCE FEBRUARY 2000     Resources, Inc.; Senior Vice President, Templeton Worldwide,
  AND SECRETARY SINCE 1996               Inc.; officer of 53 of the investment companies in Franklin
                                         Templeton Investments; and FORMERLY, Deputy Director,
                                         Division of Investment Management, Executive Assistant and
                                         Senior Advisor to the Chairman, Counselor to the Chairman,
                                         Special Counsel and Attorney Fellow, U.S. Securities and
                                         Exchange Commission (1986-1995), Attorney, Rogers & Wells
                                         (until 1986), and Judicial Clerk, U.S. District Court (District
                                         of Massachusetts) (until 1979). Age 52.

  DAVID P. GOSS                          Associate General Counsel, Franklin Templeton Investments;
  VICE PRESIDENT AND ASSISTANT           President, Chief Executive Officer and Director, Franklin
  SECRETARY SINCE FEBRUARY 2000          Select Realty Trust, Property Resources, Inc., Property
                                         Resources Equity Trust, Franklin Real Estate Management,
                                         Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.;
                                         officer of 53 of the investment companies in Franklin
                                         Templeton Investments; and FORMERLY, President, Chief
                                         Executive Officer and Director, Franklin Real Estate Income
                                         Fund and Franklin Advantage Real Estate Income Fund
                                         (until 1996). Age 53.

  BRUCE S. ROSENBERG                     Vice President, Franklin Templeton Services, Inc. and officer
  TREASURER SINCE JULY 2000              of 19 of the investment companies in Franklin Templeton
                                         Investments; and FORMERLY, Senior Manager--Fund
                                         Accounting, Templeton Global Investors, Inc. (1995-1996).
                                         Age 38.


                                       12
PAGE

   PROPOSAL 2: RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS

   HOW ARE INDEPENDENT AUDITORS SELECTED?

   The Board has a standing Audit Committee consisting of Messrs. Galbraith, Hines and Millsaps, all of whom are Independent Directors. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

   WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

   Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, as auditors of the Fund for the current fiscal year. PricewaterhouseCoopers LLP has examined and reported on the fiscal year-end financial statements, dated March 31, 2000, and certain related U.S. Securities and Exchange Commission filings. You are being asked to ratify the Board's selection of PricewaterhouseCoopers LLP for the current fiscal year. Services to be performed by the auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the U.S. Securities and Exchange Commission.

   McGladrey & Pullen, LLP resigned as auditors of the Fund on August 13, 1999. McGladrey & Pullen, LLP served as the Fund's auditors from the Fund's inception through the fiscal year ended March 31, 1999. There have not been any disputes or disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, nor have McGladrey & Pullen LLP's reports on the financial statements contained an adverse opinion or a disclaimer of opinion, or been qualified or modified as to uncertainty, audit scope, or accounting. H&R Block, a public company, acquired certain assets of McGladrey & Pullen, LLP on August 2, 1999. Following its acquisition by a public company, McGladrey & Pullen, LLP elected to not continue servicing clients in the mutual fund business. As a result, the partners and professional staff who were previously responsible for auditing the Fund's financial statements became associated with PricewaterhouseCoopers LLP. The selection of PricewaterhouseCoopers LLP as auditors of the Fund for the fiscal year ended March 31, 2000 was recommended by the Audit Committee and approved by the Board on July 21, 1999. The selection was then ratified by the Fund's shareholders at the 1999 Annual Meeting of Shareholders.


                                       13
PAGE

   Neither the firm of PricewaterhouseCoopers LLP nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   PROPOSAL 3: OTHER BUSINESS

   The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy. Because the Fund did not have notice of any such matters before September 14, 2000, the persons named as proxies may exercise their discretionary voting power with respect to any matter presented at the Meeting.

- INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. The Investment Manager of the Fund is Templeton Asset Management Ltd., a Singapore company with a branch office at 7 Temasek Boulevard, #38-03, Suntec Tower One, Singapore. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is a wholly owned subsidiary of Resources.

   THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, Inc. ("FT Services") with offices at 777 Mariners Island Boulevard, San Mateo, California 94404. FT Services is a wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is ChaseMellon Shareholder Services, L.L.C., 85 Challenger Road, Overpeck Centre, Ridgefield Park, New Jersey 07660.

   THE CUSTODIAN. The custodian for the Fund is The Chase Manhattan Bank, Metrotech Center, Brooklyn, New York 11245.

   THE SHAREHOLDER SERVICING AGENT. The shareholder servicing agent for the Fund is PaineWebber Inc. ("PaineWebber"), 1285 Avenue of the Americas, 12th Floor, New York, New York 10019, an affiliate of the initial underwriter of the Fund's shares. Pursuant to a shareholder servicing agreement, PaineWebber provides certain services to the Fund


                                       14
PAGE

   including statistical information and analysis, ongoing efforts to publicize the Fund's shares and making information available to investors.

   PENDING LITIGATION. A consolidated amended complaint was filed in January 2000 in In re Templeton Securities Litigation, Civ. Action No. 98-6059, pending in the U.S. District Court for the Southern District of Florida, following consolidation of three separate cases previously filed in that court in 1998. The suit is brought by plaintiffs James C. Roumell, Michael
   J. Wetta, and Richard Waksman against defendants Templeton Vietnam Opportunities Fund, Inc. (now known as Templeton Vietnam and Southeast Asia Fund, Inc.), Templeton Asset Management Ltd., Templeton Worldwide, Inc., Franklin Resources, Inc., Charles B. Johnson, Martin L. Flanagan, Harmon E. Burns, Harris J. Ashton, S. Joseph Fortunato, Gordon S. Macklin, Edith E. Holiday, Betty P. Krahmer, Fred R. Millsaps, Andrew H. Hines, Jr., John William Galbraith, Nicholas F. Brady and J. Mark Mobius. The consolidated complaint seeks certification of a class and alleges that the defendants, including the Fund, committed violations of the 1940 Act in connection with the Fund's decision to conduct a tender offer commencing in December 1997. Also, plaintiff Wetta asserts a claim under Maryland state law on behalf of the Fund and against the other defendants. The consolidated complaint seeks damages in excess of $40 million from all defendants. Wetta's claim also seeks equitable and monetary relief from the defendants other than the Fund in favor of the Fund. Management believes that this lawsuit is without merit and intends to defend against this suit vigorously.

   OTHER MATTERS. The Fund's last audited financial statements and annual report, dated March 31, 2000, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.


                                       15
PAGE

   As of September 1, 2000, the Fund had 4,566,873 shares outstanding and net assets of $44,391,659. The Fund's shares are listed on the NYSE (Symbol:
   TVF). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of September 1, 2000, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares, except as shown in the following table:

                                            AMOUNT AND NATURE     PERCENT OF
                                            OF BENEFICIAL       OUTSTANDING
  NAME AND ADDRESS OF BENEFICIAL OWNER           OWNERSHIP           SHARES
--------------------------------------      -------------------   ------------
City of London Investment Management            367,1001          7.84%2
Company Limited
10 Eastcheap
London EC3M ILX
England

   ------------------------
 1 The nature of beneficial ownership is sole voting and sole dispositive power as reported on Schedule 13G filed with the U.S. Securities and Exchange Commission on February 14, 2000.

 2 As reported on Schedule 13G dated and filed with the SEC on February 14, 2000.

   In addition, to the knowledge of the Fund's management, as of September 1, 2000, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

- FURTHER INFORMATION ABOUT VOTING AND
  THE SHAREHOLDERS MEETING

   Solicitation of Proxies. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a professional proxy solicitation firm asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $3,500, plus expenses. The Fund does not reimburse Directors and Officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.


                                       16
PAGE

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the proposals to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   METHODS OF TABULATION. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 3, for the proxyholders to have discretion to vote on any other business that may properly come before the Meeting, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.

   ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.


                                       17
PAGE

   SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in November, 2001. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091, Attn: Secretary, no later than June 20, 2001 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2001 annual meeting of shareholders without including the proposal in the Fund's proxy statement should notify the Fund, at the Fund's offices, of such proposal by September 3, 2001. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2001 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

                                      By order of the Board of Directors,

                                      Barbara J. Green
                                      Secretary


     October 18, 2000

                                       18

PAGE

                                                              TLTVF PROXY 10/00





PAGE



                 TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
                ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 29, 2000

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, SAMUEL J. FORESTER, JR. and BRUCE S. ROSENBERG, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Vietnam and Southeast Asia Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida at 3:00 p.m., Eastern time, on the 29th day of November 2000, including any adjournments thereof, upon matters set forth below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE
VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTORS) AND 2, AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTER PURSUANT TO PROPOSAL 3.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE


PAGE


                                              Please mark your ballot as
                                              indicated in this example  [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 3.

Proposal 1 - Election of Directors.




    FOR all nominees               WITHHOLD          Nominees:  Harris J. Ashton, Nicholas F. Brady,
    listed (except as              AUTHORITY                    S. Joseph Fortunato and Edith E. Holiday
    marked to the right)         to vote for all
                                 nominees listed

         [  ]                        [  ]            To withhold authority to nominee, write that
                                                     nominee's name on the line below.

                                                     ------------------------------------------------------------


Proposal 2 - Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ending March 31, 2001.

               FOR               AGAINST             ABSTAIN

               [ ]                 [ ]                 [ ]

Proposal 3 - In their discretion, the Proxyholders are authorized to vote upon such other matters which may properly come before the Meeting or any adjournments thereof.

               FOR               AGAINST             ABSTAIN

               [ ]                 [ ]                 [ ]




                                         YES      NO
I PLAN TO ATTEND THE MEETING.            [ ]      []




Signature(s)                                       Dated               , 2000

--------------------------------------------       -------------------------
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

                              FOLD AND DETACH HERE